    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2004
                                                    REGISTRATION NOS.:  33-58175
                                                                        811-7263
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 10                     [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [X]
                                AMENDMENT NO. 11                             [X]

                             ---------------------

                      MORGAN STANLEY HAWAII MUNICIPAL TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------
                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                             ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


                           immediately upon filing pursuant to paragraph (b)
                    ------
                      X    on February 27, 2004 pursuant to paragraph (b)
                    ------
                           60 days after filing pursuant to paragraph (a)
                    ------
                           on (date) pursuant to paragraph (a) (2) of rule 485.
                    ------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
================================================================================

                                                               [GRAPHIC OMITTED]

                                                            MORGAN STANLEY FUNDS


                                                                  Morgan Stanley
                                                         Hawaii Municipal Trust


A mutual fund that seeks a high level of current income exempt from both federal and Hawaii state income taxes, consistent with the preservation of capital


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                                      Prospectus
                                                               February 27, 2004

Contents

THE FUND


      Investment Objective................................................. 1


      Principal Investment Strategies ......................................1

      Principal Risks...................................................... 2

      Past Performance .....................................................4

      Fees and Expenses.................................................... 6

      Additional Investment Strategy Information............................7

      Additional Risk Information.......................................... 7

      Fund Management...................................................... 8

SHAREHOLDER INFORMATION

      Pricing Fund Shares...................................................9

      How to Buy Shares.....................................................9


      How to Exchange Shares...............................................12


      How to Sell Shares...................................................14

      Distributions........................................................16

      Tax Consequences.....................................................16

FINANCIAL HIGHLIGHTS.......................................................18

MORGAN STANLEY FUNDS........................................Inside Back Cover


This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE


[GRAPHIC OMITTED]
Morgan Stanley Hawaii Municipal Trust seeks a high level of current income exempt from both federal and Hawaii state income taxes, consistent with the preservation of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC OMITTED]

The Fund will normally invest at least 80% of its assets in securities that pay interest normally exempt from federal and Hawaii state income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in investment grade, municipal obligations of issuers in Hawaii and obligations of U.S. Governmental territories such as Puerto Rico. Municipal obligations are bonds, notes or commercial paper issued by state and local governments. The Fund will invest in municipal obligations rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Fund's portfolio securities.

[sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[end sidebar]

The Fund may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall.

Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power, for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. In addition, the Fund may invest in lease obligations, private activity bonds, and futures. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[GRAPHIC OMITTED]
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The Fund is subject to the added credit risk of concentrating its investments in a single state -- Hawaii -- and its municipalities, as well as certain U.S. territories such as Puerto Rico. Because the Fund concentrates its investments in securities issued by Hawaii state and local governments and certain U.S. territories, the Fund could be significantly affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning Hawaii or the U.S. territories issuers' ability to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

BOND INSURANCE RISK. Many of the municipal obligations in which the Fund invests will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

NON-DIVERSIFIED STATUS. The Fund is classified as a "non-diversified" mutual fund. The Fund therefore is permitted to have a relatively high percentage of its assets invested in the securities of a limited number of issuers within the state of Hawaii, and the value of its portfolio securities may be more susceptible to any single economic, political or regulatory event than a "diversified" mutual fund.

OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its inverse floating rate obligations and futures investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE


[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years.
[end sidebar]


[GRAPHIC OMITTED]



The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does (before and after taxes) not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--CALENDAR YEARS

[GRAPHIC OMITTED]

1996      3.73%
1997      9.29%
1998      6.12%
1999     -5.50%
2000     12.40%
2001      4.88%
2002      9.64%
2003      5.04%

The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 5.25% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was --2.32% (quarter ended March 31, 1996).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


[sidebar]
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable front-end sales charge and assume you sold your shares at the end of each period (unless otherwise noted).
[end sidebar]


                                                                                     LIFE OF FUND
                                                   PAST 1 YEAR     PAST 5 YEARS   (SINCE 6/16/95)
  Hawaii Municipal Trust(1)-Return Before Taxes       1.89%           4.47%            5.53%
  Return After Taxes on Distributions                 1.87%           4.46%            5.51%
  Return After Taxes on Distributions and Sale of
  Fund Shares                                         2.65%           4.43%            5.40%
  Lehman Brothers Municipal Bond Index(2)             5.31%           5.83%            6.63%(4)
  Lipper Hawaii Municipal Debt Funds Average(3)       4.98%           4.79%            5.70%(4)


(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.


(2) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Hawaii Municipal Debt Funds Average tracks the performance of all funds in the Lipper Hawaii Municipal Debt Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

(4)   For the period June 30, 1995 to December 31, 2003.


The above table shows after-tax returns for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

--------------------------------------------------------------------------------
FEES AND EXPENSES


[GRAPHIC OMITTED]
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees.

[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 2003.
[end sidebar]


SHAREHOLDER FEES

  Maximum sales charge (load) imposed on purchases (as a percentage of offering price)      3.00%

  Maximum deferred sales charge (load) (as a percentage based on the lesser of the
  offering price or net asset value at redemption)                                          None

ANNUAL FUND OPERATING EXPENSES(1)

  Management fee                                                                            0.35%
  Distribution and service (12b-1) fees                                                     0.20%
  Other expenses                                                                            0.79%
  Total annual Fund operating expenses                                                      1.34%



(1) The expenses set forth in the table do not reflect that during the Fund's fiscal year ended November 30, 2003 (and through December 31, 2004), the Investment Manager has undertaken to continue to assume operating expenses (except for any brokerage fees) and/or to waive the compensation provided for in its Management Agreement to the extent that the Fund's total operating expenses exceed 0.55% of the Fund's average daily net assets on an annualized basis. Taking the waiver/assumption of expenses into account, the Fund's total annual operating expenses would have been 0.56% for the fiscal year ended November 30, 2003 (this ratio does not reflect the effect of an expense offset of 0.01%).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                 ----------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ---------- ----------- ----------- -----------
                     $432        $712      $1,012       $1,864

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]
This section provides additional information relating to the Fund's principal investment strategies.

FUTURES. The Fund may purchase and sell put and call futures with respect to financial instruments and municipal bond index futures. Futures may be used to seek to hedge against interest rate changes.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market instruments or the highest grade, municipal obligations issued in other states in a defensive posture when the Investment Manager believes it is advisable to do so. Municipal obligations of other states pay interest that is exempt from federal income tax but not from Hawaii state tax. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income or otherwise meet its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. Unless otherwise indicated, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]
This section provides additional information relating to the principal risks of investing in the Fund. As discussed in the "Principal Risks" section, a principal risk of investing in the Fund is associated with its fixed-income securities investments.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the net rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

FUTURES. If the Fund purchases or sells futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. The risk of imperfect correlations may be increased by the fact that futures contracts in which the Fund may invest are taxable securities rather than tax-exempt securities. The prices of taxable securities may not move in a similar manner to prices of tax-exempt securities.

--------------------------------------------------------------------------------
FUND MANAGEMENT


[sidebar]
MORGAN STANLEY  INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $115 billion in assets under management or administration as of January 31, 2004.
[end sidebar]


[GRAPHIC OMITTED]
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund is managed by the Municipal Fixed-Income team. Current members of the team include Thomas Byron, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and James F. Willison, a Managing Director of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.35% of the Fund's average daily net assets. The Investment Manager has undertaken, through December 31, 2004, to continue to assume operating expenses (except for any brokerage fees) and/or to waive the compensation provided for in its management agreement to the extent the Fund's total operating expenses exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES


[GRAPHIC OMITTED]
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.


Short-term debt portfolio securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


--------------------------------------------------------------------------------

[sidebar]
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

HOW TO BUY SHARES


[GRAPHIC OMITTED]
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Morgan Stanley Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.



[sidebar]
EasyInvest (Registered Trademark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


MINIMUM INVESTMENT AMOUNTS

                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL      ADDITIONAL
  Regular accounts                                                               $   1,000     $    100
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)     $     100*    $    100*

*     Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.



SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Hawaii Municipal Trust.


o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


SALES CHARGES. Shares of the Fund are sold at net asset value plus an initial sales charge of up to 3.0%. The initial sales charge is reduced for purchases of $100,000 or more according to the schedule below. The Fund's shares are also subject to a distribution (12b-1) fee of up to 0.20% of the average daily net assets of the Fund.

The offering price of Fund shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing the Fund's shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of the Fund's shares you purchase. We offer three ways to reduce your sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]

                                                        FRONT-END SALES CHARGE
                                          ---------------------------------------------------
                                           PERCENTAGE OF PUBLIC        APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION                OFFERING PRICE           OF NET AMOUNT INVESTED
  Less than $100,000                              3.00%                        3.09%
  $100,000 but less than $250,000                 2.50%                        2.56%
  $250,000 but less than $500,000                 2.00%                        2.04%
  $500,000 but less than $1 million               1.25%                        1.27%
  $1 million but less than $2.5 million           0.50%                        0.50%
  $2.5 million but less than $5 million           0.25%                        0.25%
  $5 million and over                             0.00%                        0.00%

The reduced sales charge schedule is applicable to purchases of Fund shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o    Tax-Exempt Organizations.

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of shares of the Fund in a single transaction with purchases of Class A shares of Multi-Class Funds and shares of other FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $100,000 or more.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (1) notification is not furnished at the time of the order; or (2) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of shares of the Fund or Multi-Class Funds or shares of another FSC Fund within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include:
(1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


SALES CHARGE WAIVERS. Your purchase of Fund shares is not subject to sales charge if your account qualifies under one of the following categories:

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in shares of the Fund by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees of up to 0.20% for the distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of the Fund (an FSC Fund, which is subject to a front-end sales charge) for shares of another FSC Fund, Class A shares of any continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
------------------ -----------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
------------------ -----------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan
                   Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------ -----------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------
Systematic         To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------ ---------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in Fund shares at their net asset value.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

--------------------------------------------------------------------------------
DISTRIBUTIONS


[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal and Hawaii state personal income taxes -- to the extent they are derived from Hawaii municipal obligations or obligations of U.S. Government territories. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                  FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                    2003           2002           2001           2000           1999
                                                ------------  -------------  -------------  -------------  -------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $  10.33        $ 10.17       $   9.78       $  9.47        $ 10.41
                                                 ---------       -------       --------       -------        -------
Income (loss) from investments operations:
  Net investment income                              0.43           0.43           0.44          0.45           0.46
  Net realized and unrealized gain (loss)            0.31           0.16           0.39          0.31          (0.88)
                                                 ---------       -------       --------       -------        -------
Total income (loss) from investment operations       0.74           0.59           0.83          0.76          (0.42)
                                                 ---------       -------       --------       -------        -------
Less dividends and distributions from:
  Net investment income                             (0.43)         (0.43)        (0.44)         (0.45)         (0.46)
  Net realized gain                                    --             --            --             --          (0.06)
                                                 ----------      ---------     ---------      --------       -------
Total dividends and distributions                   (0.43)         (0.43)        (0.44)         (0.45)         (0.52)
                                                 ---------       -------       --------       -------        -------
Net asset value, end of period                   $   10.64       $ 10.33       $  10.17       $  9.78        $  9.47
------------------------------------------------ ---------       -------       --------       -------        -------
TOTAL RETURN+                                        7.25%          5.92%          8.62%         8.26%         (4.20)%
------------------------------------------------ ---------      ------------   --------       ------------   -------
RATIOS TO AVERAGE NET ASSETS1:
Expenses                                             0.56%          0.56%         0.56%          0.56%          0.52%
Net investment income                                4.06%          4.20%         4.33%          4.70%          4.54%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 13,666        $12,510       $10,485        $ 7,198         $7,257
Portfolio turnover rate                                15%            13%           12%            19%            18%



+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) If the Investment Manager had not assumed expenses and waived its investment management fee, the expense and net investment income ratios would have been as follows, which do not reflect the effect of expense offsets as follows:




                        Expense    Net Investment    Expense
Period Ended             Ratio      Income Ratio     Offset
--------------------- ----------- ---------------- ----------
  November 30, 2003    1.34%      3.28%            0.01%
  November 30, 2002    1.60       3.16             0.01
  November 30, 2001    1.85       3.04             0.01
  November 30, 2000    2.37       2.89             0.01
  November 30, 1999    2.45       2.61             0.01

Notes

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                                                                              19

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20

Morgan Stanley Funds


------------------------                         ------------------------
GLOBAL/INTERNATIONAL FUNDS                       GROWTH + INCOME FUNDS

European Growth Fund                             Allocator Fund
Fund of Funds -- International Portfolio         Balanced Growth Fund
Global Advantage Fund                            Balanced Income Fund
Global Dividend Growth Securities                Convertible Securities Trust
International Fund                               Dividend Growth Securities
International SmallCap Fund                      Fund of Funds -- Domestic Portfolio
International Value Equity Fund                  Fundamental Value Fund
Japan Fund                                       Income Builder Fund
Latin American Growth Fund                       Mid-Cap Value Fund
Pacific Growth Fund                              S&P 500 Index Fund
                                                 Strategist Fund
                                                 Total Market Index Fund
------------------------                         Total Return Trust
GROWTH FUNDS                                     Value Fund
                                                 Value-Added Market Series -- Equity  Portfolio
Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust                      ------------------------
Developing Growth Securities Trust               INCOME FUNDS
Growth Fund
KLD Social Index Fund                            Federal Securities Trust
Market Leader Trust                              Flexible Income Trust
Nasdaq-100 Index Fund                            High Yield Securities
Small-Mid Special Value Fund                     Limited Duration Fund (NL)
Special Growth Fund                              Limited Duration U.S. Treasury Trust
Special Value Fund                               Liquid Asset Fund (MM)
                                                 Quality Income Trust
                                                 U.S. Government Money Market Trust (MM)
                                                 U.S. Government Securities Trust

------------------------
SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development  Securities
Real Estate Fund
Utilities Fund


------------------------
TAX-FREE INCOME FUNDS

California Tax-Free Daily Income
 Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market
 Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about then N Reference Room's operations may be obtained by callinthe SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



TICKER SYMBOL:

---------------
DWHIX
---------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7263)


CLF# 37876PRO -- 00

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2004 Morgan Stanley

                                                               [GRAPHIC OMITTED]
                                                            MORGAN STANLEY FUNDS



                                                                 Morgan Stanley
                                                          Hawaii Municipal Trust
                                                                     37876 02/04


                         A mutual fund that seeks a high level of current income exempt from both federal and Hawaii state income taxes, consistent with the preservation of capital

                                                                      Prospectus
                                                               February 27, 2004

STATEMENT OF ADDITIONAL INFORMATION

                                                          MORGAN STANLEY
                                                          HAWAII MUNICIPAL TRUST


FEBRUARY 27, 2004


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated February 27, 2004) for the Morgan Stanley Hawaii Municipal Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
Hawaii Municipal Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History .......................................................................  4
II.   Description of the Fund and Its Investments and Risks ..............................  4
        A. Classification ................................................................  4
        B. Investment Strategies and Risks ...............................................  4
        C. Fund Policies/Investment Restrictions ......................................... 13
III.  Management of the Fund ............................................................. 15
        A. Board of Trustees ............................................................. 15
        B. Management Information ........................................................ 15
        C. Compensation .................................................................. 21
IV.   Control Persons and Principal Holders of Securities ................................ 24
V.    Investment Management and Other Services ........................................... 24
        A. Investment Manager ............................................................ 24
        B. Principal Underwriter ......................................................... 24
        C. Services Provided by the Investment Manager ................................... 25
        D. Dealer Reallowances ........................................................... 26
        E. Rule 12b-1 Plan ............................................................... 26
        F.  Other Service Providers ...................................................... 28
        G. Codes of Ethics ............................................................... 28
VI.   Brokerage Allocation and Other Practices ........................................... 29
        A. Brokerage Transactions ........................................................ 29
        B. Commissions ................................................................... 29
        C. Brokerage Selection ........................................................... 29
        D. Directed Brokerage ............................................................ 30
        E. Regular Broker-Dealers ........................................................ 30
VII.   Capital Stock and Other Securities ................................................ 30
VIII.  Purchase, Redemption and Pricing of Shares ........................................ 31
        A. Purchase/Redemption of Shares ................................................. 31
        B. Offering Price ................................................................ 32
IX.    Taxation of the Fund and Shareholders ............................................. 32
X.     Underwriters ...................................................................... 35
XI.    Calculation of Performance Data ................................................... 35
XII.   Financial Statements .............................................................. 36
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedure .... Appendix A
XIV.   Ratings of Investments .................................................... Appendix B

                       GLOSSARY OF SELECTED DEFINED TERMs


     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Hawaii Municipal Trust, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on March 14, 1995, with the name Dean Witter Hawaii Municipal Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Hawaii Municipal Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Hawaii Municipal Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company whose investment objective is to provide a high a level of current income exempt from both federal and Hawaii state income tax, consistent with the preservation of capital.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets in taxable money market instruments, investment grade tax-exempt securities of other states and municipalities and futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of each of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the State of Hawaii may be purchased by the Fund.


     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or Fitch's Investors Services, Inc.; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The Fund may also invest in third-party put agreements.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. The collateral value of the loaned securities will be marked-to-market daily. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. Loans will be subject to termination by the Fund, in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis.


     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities. The Fund may not write covered call options in an amount exceeding 20% of the value of its total assets. The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.


     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Fund may not write covered put options in an amount exceeding 20% of the value of its total assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed call and put options in amounts equaling up to 10% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Futures Contracts. The Fund may purchase and sell interest rate futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     Limitations on Futures Contracts (and Options on Futures.) The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Investment Manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid asset held by the Fund, amount to more than 15% of its net assets.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.



     THE STATE OF HAWAII-SPECIAL INVESTMENT CONSIDERATIONS. The Fund may be affected by any political, economic, or regulatory developments having a bearing on the ability of Hawaii issuers to pay interest or repay principal on their obligations.

     The information set forth herein is derived from official statements prepared in connection with the issuance of obligations of the State of Hawaii and its political subdivisions and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State and its political subdivisions.


     Hawaii was admitted as the 50th state on August 21, 1959 and is an archipelago of eight major islands, seven of which are inhabited, plus 124 named islets, totaling 6,425 square miles in land area. It is located in the Pacific Ocean in the northern hemisphere about 2,400 statute miles from San Francisco. In terms of area, Hawaii is the 47th of the 50 states. According to the 2000 U.S. Census, the total population was 1,211,537, making Hawaii the 42nd most populous state of the United States. According to the 2000 U.S. Census, about 72.3% of the population of Hawaii lives on the island of Oahu. The City and County of Honolulu consists of the island of Oahu, plus some minor islets; its land area is 599.8 square miles; and it is the capital of the State and its principal port.

     Hawaii's economy experienced an expansion in the latter part of the 1980s due partly to extensive Japanese investment. After 1990, Hawaii's economy experienced marginal growth. Hawaii's economy, which is heavily dependent on tourism, had begun to expand until the terrorist attacks on the East Coast on September 11, 2001. Visitor arrival numbers dropped precipitously after September 11, 2001 as people postponed vacations, cut spending, and avoided flying. Unemployment rose sharply as airlines, hotels, retailers, and restaurants laid off workers. Economic data indicates that Hawaii has begun to recover from the events of September 11, 2001. Hawaii's economy is being buoyed by robust construction and real estate activity, and visitor arrival members continue to improve despite diminished international travel after September 11, 2001. Based on year-over-year growth rates for the first quarter of 2003, the Hawaiian economy is improving in terms of wage and salary jobs, unemployment rate, General Fund tax revenues, and visitor arrivals. Economic growth in Hawaii has historically depended on the economic health of the U.S. Mainland, particularly the State of California, and Asia, particularly Japan, and Hawaii's continued economic recovery from the events of September 11, 2001 will largely be a function of the recovery in its visitor markets and in U.S. and international economic performance.


     The State Constitution empowers the Legislature to authorize the issuance of four types of bonds: general obligation bonds; bonds issued under special improvement statutes; revenue bonds; and special purpose revenue bonds. Under the Constitution special purpose revenue bonds can only be authorized or issued to finance facilities of or for, or to lend the proceeds of such bonds to assist, manufacturing, processing, or industrial enterprises; certain private schools; utilities serving the general public; health care facilities provided to the general public by not-for-profit corporations; early education and care facilities provided to the general public by not-for-profit corporations; or low and moderate income government housing programs.

     Under the Constitution, general obligation bonds may be issued by the State if such bonds at the time of issuance would not cause the total amount of principal and interest payable on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance.

     The Constitution provides that the Legislature must establish a General Fund expenditure ceiling that limits the rate of growth of General Fund appropriations to the estimated rate of growth of the State's economy. Appropriations from the General Fund for each year of the fiscal biennium or each supplementary budget fiscal year are not to exceed the expenditure ceiling for that fiscal year. The expenditure ceiling is determined by adjusting the immediate prior fiscal year expenditure ceiling by the applicable "state growth." State growth is established by averaging the annual percentage change in total State personal income for the three calendar years immediately preceding the fiscal year for which appropriations from the General Fund are to be made.

     Maximum limits for operating expenditures are established for each fiscal year by legislative appropriations, but monies can be withheld by the Governor or the Director of Finance to insure solvency. Expenditure plans are prepared at the beginning of each fiscal year by the respective State departments. After the expenditure plans are evaluated, quarterly allotments are made to each department. Although the State has a biennial budget, appropriations are made for individual fiscal years and may not generally be expended interchangeably.

     The Constitution requires the establishment of a Council on Revenues to prepare revenue estimates to be used by the Governor in budget preparation and by the Legislature in appropriating funds and enacting revenue measures. The Council consists of three members appointed by the Governor and two members each appointed by the President of the Senate and the Speaker of the House. The Council reports its estimates and revisions each June 1, September 10, January 10, and March 15. The Council also revises its estimates when it determines that such revisions are necessary or upon request of the Governor or the Legislature.


     After the terrorist attacks on the East Coast on September 11, 2001, the Council lowered its estimate of the rate of tax revenue growth for fiscal year 2002, forecasting a decrease of 0.7 percent for fiscal year 2002 compared to fiscal year 2001. In January and March 2002, the Council on Revenues retained its November 2001 General Fund tax revenue growth forecast. In May 2002, the Council retained its General Fund tax revenue forecast for fiscal year 2002 but revised its growth rates from 5.1 percent to 5.3 percent for fiscal year 2003 and to 5 percent annually for fiscal years 2004 to 2007. In September 2002, the Council revised its forecasted growth rates for fiscal year 2003 to 6.1 percent. Although tax revenues declined by 3.5 percent in fiscal year 2002 (compared to the 0.7 percent decline projected by the Council), the Council believed that the decline was due to tax law changes. In January 2003, the Council reaffirmed its forecast in General Fund tax revenue growth of 6.1 percent for fiscal year 2003 with a growth rate of 5 to 6 percent over the next several years. In May 2003, the Council reduced its growth rate for fiscal year 2003 to 1.8%, primarily to reflect a greater than expected impact on revenues resulting from tax credits for high technology investment, research activities, and residential and hotel construction. The Council did anticipate construction spending and visitor arrivals to grow significantly in fiscal year 2003.

     The Legislature convened on January 21, 2004. It is uncertain what form of budget and what revenue measures or combination of measures will ultimately be enacted by the Legislature.


     Funds for State expenditures are also affected by State obligations for the benefit of native Hawaiians.

     The State has agreed to resolve a dispute concerning the wrongful use or withdrawal by Territorial and State executive actions of lands set aside originally for the rehabilitation of native Hawaiians by the transfer of certain usable State-owned lands to the Department of Hawaiian Home Lands and the funding of $600 million in equal amounts over a period of 20 years to allow for the appropriate planning and development of such lands.

     Under the Hawaiian Homes Commission Act of 1920, Congress set aside approximately 203,500 acres of public lands as "Hawaiian home lands" for the rehabilitation of native Hawaiians, and the State undertook the trust responsibility under the Hawaii Admission Act to carry out the mandate of the Hawaiian Homes Commission Act. Since 1920 several thousand acres of lands subject to the trust created by the Hawaiian Homes Commission Act were either wrongfully used or withdrawn by Territorial and State executive actions. The State waived sovereign immunity for breaches of such trust for the period from and after July 1, 1988. The State has undertaken a series of actions to compensate for such breaches, and in an effort to end the controversy over such claims, the State has agreed to a final resolution of all disputes by the $600 million cash compensation described above.

     Legislation has been enacted to implement the above described settlement by the establishment of the Hawaiian Home Lands Trust Fund into which the $600 million must be paid by annual payments of $30 million for 20 years beginning in fiscal year 1995-1996.

     In addition, the Legislature established a separate process for resolving claims unique to individual beneficiaries of the Hawaiian Home Lands Trust Fund for actual economic damages arising from breaches of trust caused by the State between the date Hawaii became a state (August 21, 1959) through June 30, 1988. The Hawaiian Home Lands Trust Individual Claims Review Panel ("Panel") was to provide the Legislature with findings and advisory opinions concerning such claims, and claimants who were not satisfied with such advisory opinions or the Legislature's response thereto must have filed civil actions before December 31, 1999. A total of 4,327 claims were filed. In 1999, the Legislature passed a bill that would have extended the Panel and its review process for another year, until December 31, 2000. The bill, however, was vetoed by the Governor, and the Panel was therefore terminated on December 31, 1999.

     On December 29, 1999, three claimants filed a class action lawsuit in State court for declaratory and injunctive relief for breach of trust or fiduciary duty and violation of due process, equal protection and native rights provisions of the State Constitution. On August 30, 2000, the trial court granted claimants' motion for summary judgment and declaratory relief as to parts of the complaint and denied defendants' motion for judgment on the pleadings. The trial court rejected defendants' defenses of sovereign immunity, lack of subject matter jurisdiction, and failure to state a cause of action. The trial court granted defendants' motion for leave to file an interlocutory appeal, and a notice of appeal was filed in the Hawaii Supreme Court. The Hawaii Supreme Court dismissed the appeal for lack of appellate jurisdiction. Since then, the State has secured a certification from the trial court that the August 30, 2000 order is final and has filed another notice of appeal of the order so that the questions of law that were decided by the trial court can be reviewed by the Hawaii Supreme Court prior to trial. All briefs have been filed and the parties are awaiting oral argument or decision on this second appeal. In the meantime, all proceedings have been stayed pending disposition of the appeal.

     Portions of lands now constituting State-owned lands that were ceded by the Republic of Hawaii to the United States in 1898 and subsequently conveyed by the United States to the State following the State's admission into the Union are commonly referred to as "ceded lands." Twenty percent of gross proprietary revenues derived from ceded lands that are utilized by the State are required by State law to be paid to the Office of Hawaiian Affairs ("OHA"). OHA administers such funds for the benefit of native Hawaiians. The payments are made directly out of State revenues, including revenues from revenue producing activities such as the Harbors and Airports Divisions of the Department of Transportation.

     OHA initiated litigation against the State alleging that the State had failed to account for and pay to OHA its proper pro rata share of proceeds and income. The trial court hearing the action denied the State's motion to dismiss, granted OHA's four motions for partial summary judgment, and deferred establishing the amounts owed to OHA for further proceedings. The State took an interlocutory appeal of the trial court's order. The Hawaii Supreme Court reversed the trial court, invalidated the statute upon which OHA had based its claim for its share of proceeds and income, and left to the Legislature resolution of the issue of accounting to OHA for its share of proceeds and income. The Legislature took no action during the 2002 Legislative session, and agency payments of 20 percent of revenue were discontinued as of the first quarter of fiscal year 2002.


     On January 10, 2003, however, and pending legislative action to establish a mechanism for accounting to OHA for its share of proceeds and income, the Governor issued Executive Order No. 03-03 directing State agencies to resume transferring to OHA 20% of receipts from leases, licenses, and permits indisputably paid for the use of improved or unimproved parcels of ceded lands, if federal or state law did not preclude all or any portion thereof from being used to better the living conditions of native Hawaiians and if the transfer of all or any portion thereof to OHA would not cause such State agency to renege on a pre-existing pledge, rate covenant, or other pre-existing obligation to holders of revenue bonds or other indebtedness of the State or such agency. During the 2003 Legislative session, the Legislature appropriated moneys from various funds into which ceded lands receipts had been deposited and from which agencies had ceased making payments to OHA and directed the agencies to pay them to OHA.

     OHA continues to litigate for a portion of the State revenues. In July 2003, OHA filed a new lawsuit against the State for the State's actions in response to federal government's challenge of the State's use of airport revenues to make payments to OHA. OHA alleges that when the federal government made such challenges, the State resolved the dispute by offering forgiveness of prior payments in exchange for a promise not to make future airport revenue payments to OHA and that the State's actions therefore constituted a breach of the State's fiduciary duties as purported trustee of the Ceded Lands public trust.

     In another action OHA and four individuals sought to enjoin the State from alienating any ceded lands. Following a trial on the issues in that action, the trial court confirmed the State's authority to sell ceded lands. The plaintiffs moved for and were granted leave to file interlocutory appeals from the trial court's rulings to the Hawaii Supreme Court. Those appeals are pending.

     The State has indicated that it will vigorously defend against all OHA's claims, but the State has also indicated that it is unable to predict with reasonable certainty the potential magnitude of its liability, if any. The State concedes that resolution of OHA's claims against the State could have a material adverse effect on the State's financial condition.

     The State has been sued under federal law to provide mental health services as a related service to children and adolescents who need such services to benefit from special education. To resolve this action, the State entered into a consent decree that allowed the State to plan and implement a system of care. In September 2002, the State was held to be in substantial compliance with the consent decree as of June 30, 2002, but federal court supervision was continued until December 31, 2003.

     The State has also been sued with respect to legislation involving the State of Hawaii Employees' Retirement System ("ERS"), the multiemployer defined benefit pension plan that covers all regular employees of the State and each of its counties, including judges and elected officials. Among other relief sought in the action is a requirement to make the State pay damages to the ERS in the amount of $346.9 million plus lost earnings and pre- and post- judgment interest, costs, and attorney's fees. The State's motion for summary judgment was orally granted by the trial court in March 2003, and written orders and judgment were filed in June 2003. A motion to alter or amend the order and judgment is pending before the trial court.



C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:


     1. Seek a high level of current income exempt from both federal and Hawaii state income taxes consistent with the preservation of capital.

     2. Invest, under normal circumstances, at least 80% of its assets in securities that pay interest normally exempt from federal and Hawaii state income taxes.


     The Fund may not:

     1.   Invest in common stock.

     2. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.


     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal obligations, including those issued by Hawaii or its political subdivisions.


     4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     5. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

     6. Purchase or sell commodities except that the Fund may purchase or sell financial futures contracts and related options thereon.

     7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

     9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
          (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with the restrictions described above; or (e) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

     11.  Make short sales of securities.

     12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.



III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                       IN FUND
                               POSITION(S)    LENGTH OF                                                COMPLEX
    NAME, AGE AND ADDRESS       HELD WITH       TIME              PRINCIPAL OCCUPATION(S)              OVERSEEN
    OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*             DURING PAST 5 YEARS**              BY TRUSTEE
----------------------------- ------------- ------------    -----------------------------------      -----------
Michael Bozic (63)            Trustee       Since           Retired; Director or Trustee of               208
c/o Kramer Levin Naftalis &                 April 1994      the Retail Funds (since
Frankel LLP                                                 April 1994) and the Institutional
Counsel to the Independent                                  Funds (since July 2003); formerly
Trustees                                                    Vice Chairman of Kmart
919 Third Avenue                                            Corporation (December 1998-
New York, NY                                                October 2000), Chairman and
                                                            Chief Executive Officer of Levitz
                                                            Furniture Corporation (November
                                                            1995-November 1998) and President and
                                                            Chief Executive Officer of Hills
                                                            Department Stores (May 1991 -July 1995);
                                                            formerly variously Chairman, Chief
                                                            Executive Officer, President and Chief
                                                            Operating Officer (1987- 1991) of the
                                                            Sears Merchandise Group of Sears,
                                                            Roebuck & Co.

Edwin J. Garn (71)            Trustee       Since           Director or Trustee of the Retail             208
c/o Summit Ventures LLC                     January         Funds (since January 1993) and
1 Utah Center                               1993            the Institutional Funds (since
201 S. Main Street                                          July 2003); member of the Utah
Salt Lake City, UT                                          Regional Advisory Board of
                                                            Pacific Corp.; formerly United
                                                            States Senator (R-Utah)
                                                            (1974-1992) and Chairman,
                                                            Senate Banking Committee
                                                            (1980-1986), Mayor of Salt
                                                            Lake City, Utah (1971-1974),
                                                            Astronaut, Space Shuttle
                                                            Discovery (April 12-19, 1985),
                                                            and Vice Chairman, Huntsman
                                                            Corporation (chemical company).

Wayne E. Hedien (70)          Trustee       Since           Retired; Director or Trustee of               208
c/o Kramer Levin Naftalis &                 September       the Retail Funds (since
Frankel LLP                                 1997            September 1997) and the
Counsel to the                                              Institutional Funds (since July
Independent Trustees                                        2003); formerly associated with
919 Third Avenue                                            the Allstate Companies
New York, NY                                                (1966-1994), most recently as
                                                            Chairman of The Allstate Corporation
                                                            (March 1993- December 1994) and Chairman
                                                            and Chief Executive Officer of its
                                                            wholly-owned subsidiary, Allstate
                                                            Insurance Company (July 1989- December
                                                            1994).





    NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE                  BY TRUSTEE
-----------------------------  -----------------------------------
Michael Bozic (63)             Director of Weirton Steel
c/o Kramer Levin Naftalis &    Corporation.
Frankel LLP
Counsel to the Independent
Trustees
919 Third Avenue
New York, NY

Edwin J. Garn (71)            Director of Franklin Covey (time
c/o Summit Ventures LLC       management systems), BMW
1 Utah Center                 Bank of North America, Inc.
201 S. Main Street            (industrial loan corporation),
Salt Lake City, UT            United Space Alliance (joint
                              venture between Lockheed
                              Martin and the Boeing
                              Company) and Nuskin Asia
                              Pacific (multilevel marketing);
                              member of the board of various
                              civic and charitable
                              organizations.

Wayne E. Hedien (70)          Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &   (private mortgage insurance);
Frankel LLP                   Trustee and Vice Chairman of
Counsel to the                The Field Museum of Natural
Independent Trustees          History; director of various other
919 Third Avenue              business and charitable
New York, NY                  organizations.




----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                               POSITION(S)   LENGTH OF                                             COMPLEX
    NAME, AGE AND ADDRESS       HELD WITH       TIME               PRINCIPAL OCCUPATION(S)         OVERSEEN
    OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*               DURING PAST 5 YEARS**         BY TRUSTEE
----------------------------- ------------- -----------     ------------------------------------ ------------
Dr. Manuel H. Johnson (55)    Trustee       Since           Chairman of the Audit Committee          208
c/o Johnson Smick                           July 1991       and Director or Trustee of the
International, Inc.                                         Retail Funds (since July 1991)
2099 Pennsylvania Avenue,                                   and the Institutional Funds (since
N.W.                                                        July 2003); Senior Partner,
Suite 950                                                   Johnson Smick International, Inc.,
Washington, D.C.                                            a consulting firm; Co-Chairman
                                                            and a founder of the Group of
                                                            Seven Council (G7C), an
                                                            international economic
                                                            commission; formerly Vice
                                                            Chairman of the Board of
                                                            Governors of the Federal Reserve
                                                            System and Assistant Secretary
                                                            of the U.S. Treasury.

Joseph J. Kearns (61)         Trustee       Since           Deputy Chairman of the Audit             209
PMB754                                      July 2003       Committee and Director or
23852 Pacific Coast Highway                                 Trustee of the Retail Funds (since
Malibu, CA                                                  July 2003) and the Institutional
                                                            Funds (since August 1994);
                                                            previously Chairman of the Audit
                                                            Committee of the Institutional
                                                            Funds (October 2001-July 2003);
                                                            President, Kearns & Associates
                                                            LLC (investment consulting);
                                                            formerly CFO of the J. Paul Getty
                                                            Trust.

Michael E. Nugent (67)        Trustee       Since           Chairman of the Insurance                208
c/o Triumph Capital, L.P.                   July 1991       Committee and Director or
445 Park Avenue                                             Trustee of the Retail Funds (since
New York, NY                                                July 1991) and the Institutional
                                                            Funds (since July 2001); General
                                                            Partner of Triumph Capital, L.P., a
                                                            private investment partnership;
                                                            formerly Vice President, Bankers Trust
                                                            Company and BT Capital Corporation
                                                            (1984-1988).

Fergus Reid (71)              Trustee       Since           Chairman of the Governance               209
c/o Lumelite Plastics                       July 2003       Committee and Director or
85 Charles Colman Blvd.                                     Trustee of the Retail Funds (since
Pawling, NY                                                 July 2003) and the Institutional
                                                            Funds (since June 1992);
                                                            Chairman of Lumelite Plastics
                                                            Corporation.

    NAME, AGE AND ADDRESS           OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE                 BY TRUSTEE
----------------------------- - -------------------------------
Dr. Manuel H. Johnson (55)      Director of NVR, Inc. (home
c/o Johnson Smick               construction); Chairman and
International, Inc.             Trustee of the Financial
2099 Pennsylvania Avenue,       Accounting Foundation
N.W.                            (oversight organization of the
Suite 950                       Financial Accounting
Washington, D.C.                Standards Board); Director of
                                RBS Greenwich Capital
                                Holdings (financial holding
                                company).

Joseph J. Kearns (61)           Director of Electro Rent
PMB754                          Corporation (equipment
23852 Pacific Coast Highway     leasing), The Ford Family
Malibu, CA                      Foundation, and the UCLA
                                Foundation.

Michael E. Nugent (67)          Director of various business
c/o Triumph Capital, L.P.       organizations.
445 Park Avenue
New York, NY

Fergus Reid (71)                Trustee and Director of
c/o Lumelite Plastics           certain investment companies
85 Charles Colman Blvd.         in the JPMorgan Funds
Pawling, NY                     complex managed by JP
                                Morgan Investment
                                Management Inc.




----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                      IN FUND
                                                                                                      COMPLEX
                                POSITION(S)    LENGTH OF                                            OVERSEEN BY
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING      MANAGEMENT
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*                 PAST 5 YEARS**                TRUSTEE
------------------------------ ------------- ------------   -------------------------------------- ------------
Charles A. Fiumefreddo (70)    Chairman      Since          Chairman and Director or Trustee           208
c/o Morgan Stanley Trust       of the        July 1991      of the Retail Funds (since
Harborside Financial Center,   Board and                    July 1991) and the Institutional
Plaza Two,                     Trustee                      Funds (since July 2003); formerly
Jersey City, NJ                                             Chief Executive Officer of the Retail
                                                            Funds (until September 2002).



James F. Higgins (56)          Trustee       Since          Director or Trustee of the Retail          208
c/o Morgan Stanley Trust                     June 2000      Funds (since June 2000) and the
Harborside Financial Center,                                Institutional Funds (since July
Plaza Two,                                                  2003); Senior Advisor of Morgan
Jersey City, NJ                                             Stanley (since August 2000);
                                                            Director of the Distributor and Dean
                                                            Witter Realty Inc.; previously President
                                                            and Chief Operating Officer of the
                                                            Private Client Group of Morgan Stanley
                                                            (May 1999- August 2000), and President
                                                            and Chief Operating Officer of
                                                            Individual Securities of Morgan Stanley
                                                            (February 1997-May 1999).

Philip J. Purcell (60)         Trustee       Since          Director or Trustee of the Retail          208
1585 Broadway                                April 1994     Funds (since April 1994) and the
New York, NY                                                Institutional Funds (since July
                                                            2003); Chairman of the Board of
                                                            Directors and Chief Executive Officer of
                                                            Morgan Stanley and Morgan Stanley DW
                                                            Inc.; Director of the Distributor;
                                                            Chairman of the Board of Directors and
                                                            Chief Executive Officer of Novus Credit
                                                            Services Inc.; Director and/or officer
                                                            of various Morgan Stanley subsidiaries.


   NAME, AGE AND ADDRESS OF        OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                     TRUSTEE
------------------------------  --------------------------------
Charles A. Fiumefreddo (70)     None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (56)           Director of AXA Financial, Inc.
c/o Morgan Stanley Trust        and The Equitable Life
Harborside Financial Center,    Assurance Society of the
Plaza Two,                      United States (financial
Jersey City, NJ                 services).

Philip J. Purcell (60)          Director of American Airlines,
1585 Broadway                   Inc. and its parent company,
New York, NY                    AMR Corporation.




----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)       LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH           TIME
       EXECUTIVE OFFICER          REGISTRANT         SERVED*
------------------------------ ---------------- -----------------
Mitchell M. Merin (50)         President        Since May
1221 Avenue of the Americas                     1999
New York, NY
Barry Fink (49)                Vice             Since
1221 Avenue of the Americas    Presidentand     February 1997
New York, NY                   General
                               Counsel

Ronald E. Robison (65)         Executive        Since April
1221 Avenue of the Americas    VicePresident    2003
New York, NY                   and Principal
                               Executive
                               Officer

Joseph J. McAlinden (61)       Vice President   Since July
1221 Avenue of the Americas                     1995
New York, NY

Stefanie V. Chang (37)         Vice President   Since July
1221 Avenue of the Americas                     2003
New York, NY

Francis J. Smith (37)          Treasurer        Treasurer since
c/o Morgan Stanley Trust       andChief         July 2003 and
Harborside Financial Center,   Financial        Chief Financial
Plaza Two,                     Officer          Officer since
Jersey City, NJ                                 September 2002

Thomas F. Caloia (57)          Vice President   Since July
c/o Morgan Stanley Trust                        2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (37)            Secretary        Since July 2003
1221 Avenue of the Americas
New York, NY

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ---------------------------------------------------------------------------
Mitchell M. Merin (50)         President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc.; President, Director and Chief Executive Officer of the
New York, NY                   Investment Manager and Morgan Stanley Services; Chairman and
                               Director of the Distributor; Chairman and
                               Director of the Transfer Agent; Director of
                               various Morgan Stanley subsidiaries; President of
                               the Institutional Funds (since July 2003) and
                               President of the Retail Funds (since May 1999);
                               Trustee (since July 2003) and President (since
                               December 2002) of the Van Kampen Closed-End
                               Funds; Trustee (since May 1999) and President
                               (since October 2002) of the Van Kampen Open-End
                               Funds.


Barry Fink (49)                General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    (since December 2000) of Morgan Stanley Investment
New York, NY                   Management; Managing  Director (since December 2000),
                               Secretary (since February 1997) and Director (since
                               July 1998) of the Investment Manager and Morgan Stanley
                               Services; Assistant Secretary of Morgan Stanley DW; Vice
                               President of the Institutional Funds (since July 2003);
                               Managing Director, Secretary and Director of the
                               Distributor; previously Secretary of the Retail
                               Funds (February 1997-July 2003); previously Vice
                               President and Assistant General Counsel of the
                               Investment Manager and Morgan Stanley Services
                               (February 1997-December 2001).

Ronald E. Robison (65)         Chief Global Operations Officer and Managing Director
1221 Avenue of the Americas    of Morgan Stanley Investment Management Inc.; Managing
New York, NY                   Director of Morgan Stanley & Co. Incorporated; Managing
                               Director of Morgan Stanley; Managing Director, Chief
                               Administrative Officer and Director of the Investment
                               Manager and Morgan Stanley Services; Chief Executive
                               Officer and Director of the Transfer Agent; Managing
                               Director and Director of the Distributor; Executive Vice
                               President and Principal Executive Officer of the
                               Institutional Funds (since July 2003) and the
                               Institutional Funds (since July 2003); previously
                               President and Director of the Institutional Funds
                               (March 2001-July 2003).

Joseph J. McAlinden (61)       Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    Manager and Morgan Stanley Investment Management Inc.; Director of
New York, NY                   the Transfer Agent, Chief Investment Officer of the Van Kampen Funds;
                               Vice President of the Institutional Funds (since
                               July 2003) and the Retail Funds (since July
                               1995).

Stefanie V. Chang (37)         Executive Director of Morgan Stanley & Co. Incorporated and Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and Vice President of the
New York, NY                   Institutional Funds (since December 1997) and the Retail Funds (since
                               July 2003); formerly practiced law with the New
                               York law firm of Rogers & Wells (now Clifford
                               Chance LLP).

Francis J. Smith (37)          Executive Director of the Investment Manager and Morgan Stanley
c/o Morgan Stanley Trust       Services (since December 2001); previously Vice President of the Retail
Harborside Financial Center,   Funds (September 2002-July 2003); previously Vice President of the
Plaza Two,                     Investment Manager and Morgan Stanley Services (August 2000-
Jersey City, NJ                November 2001) and Senior Manager at PricewaterhouseCoopers LLP
                               (January 1998-August 2000).

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust       the Investment Manager, the Distributor and Morgan Stanley Services;
Harborside Financial Center,   previously Treasurer of the Retail Funds (April 1989-July 2003); formerly
Plaza Two,                     First Vice President of the Investment Manager, the Distributor and
Jersey City, NJ                Morgan Stanley Services.


Mary E. Mullin (37)            Executive Director of Morgan Stanley & Co. Incorporated and Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc.; Secretary of the Institutional
New York, NY                   Funds (since June 1999) and the Retail Funds (since July 2003);
                               formerly practiced law with the New York law
                               firms of McDermott, Will & Emery and Skadden,
                               Arps, Slate, Meagher & Flom LLP.



----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                   OVERSEEN BY TRUSTEE IN FAMILY OF
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                        (AS OF DECEMBER 31, 2003)
------------------------   -----------------------------------------------   --------------------------------------------
INDEPENDENT:
Michael Bozic                                    None                                       over $100,000
Edwin J. Garn                                    None                                       over $100,000
Wayne E. Hedien                                  None                                       over $100,000
Dr. Manuel H. Johnson                            None                                       over $100,000
Joseph J. Kearns                                 None                                            None
Michael E. Nugent                                None                                       over $100,000
Fergus Reid                                      None                                            None
INTERESTED:
Charles A. Fiumefreddo                           None                                       over $100,000
James F. Higgins                                 None                                       over $100,000
Philip J. Purcell                                None                                       over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of

Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended November 30, 2003, the Audit Committee held seven meetings.

     The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid, and Garn. The Governance Committee was established on July 31, 2003 and no meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended November 30, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund will begin an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended November 30, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.


                                FUND COMPENSATION



NAME OF TRUSTEE                          AGGREGATE COMPENSATION FROM FUNd
-------------------------------------   ---------------------------------
Michael Bozic(1)(3) .................                               $967
Charles A. Fiumefreddo*(2) ..........                             $3,042
Edwin J. Garn(1)(3) .................                               $967
Wayne E. Hedien(1)(2) ...............                               $967
James F. Higgins* ...................                                 $0
Manuel H. Johnson(1) ................                             $1,360
Joseph J. Kearns(1) .................                                 $0
Michael Nugent(1)(2) ................                             $1,258
Phillip J. Purcell* .................                                 $0
Fergus Reid(1)(3) ...................                                 $0



----------
(*) Messrs. Fiumefreddo, Higgins and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins, and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.


                       CASH COMPENSATION FROM FUND COMPLEX



                                  NUMBER OF PORTFOLIOS IN THE FUND    TOTAL COMPENSATION
                                   COMPLEX FROM WHICH THE TRUSTEE    FROM THE FUND COMPLEX
NAME OF TRUSTEE                         RECEIVED COMPENSATION         PAYABLE TO TRUSTEES
-------------------------------- ---------------------------------- ----------------------
Michael Bozic ..................                208                       $164,400
Charles A. Fiumefreddo .........                208                       $360,000
Edwin J. Garn ..................                208                       $164,400
Wayne E. Hedien ................                208                       $164,300
James F. Higgins ...............                208                             $0
Dr. Manuel H. Johnson ..........                208                       $228,213
Joseph J. Kearns(1) ............                209                       $161,168
Michael E. Nugent ..............                208                       $272,691
Phillip J. Purcell .............                208                             $0
Fergus Reid(1) .................                209                       $143,757



----------
(1) Includes amounts deferred at the election of Trustees under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid were $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended November 30, 2003 and by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended November 30, 2003 and from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.




                                        RETIREMENT BENEFITS                  ESTIMATED ANNUAL
                                      ACCRUED AS FUND EXPENSES          BENEFITS UPON RETIREMENT(1)
                                  --------------------------------   ---------------------------------
NAME OF                                                BY ALL                              FROM ALL
INDEPENDENT TRUSTEE                BY THE FUND     ADOPTING FUNDS     FROM THE FUND     ADOPTING FUNDS
-------------------------------   -------------   ----------------   ---------------   ---------------
Michael Bozic .................        $400            $19,842       $  967                $47,838
Edwin J. Garn .................        $757            $35,306       $  961                $47,877
Wayne E. Hedien ...............        $781            $38,649       $  823                $40,839
Dr. Manuel H. Johnson .........        $422            $20,125       $1,420                $70,050
Michael E. Nugent .............        $787            $36,265       $1,269                $62,646



----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of the Fund as of February 23, 2004: Philip A. Barrett, Trustee for the C.M. Becker Estate Trust, 6195 Gerdts Drive, San Jose, CA 95135-1418 - 7.94%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.35% to the average net assets of the Fund determined as of the close of each business day.


     For the fiscal years ended November 30, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $32,190, $39,169 and $45,817, respectively. However, the compensation for the fiscal years ended November 30, 2001, 2002 and 2003 was waived by the Investment Manager undertaking, from January 1, 2001 through December 31, 2004, to assume expenses (except for any brokerage fees) and/or waive the compensation provided for in its Management Agreement to the extent the Fund's total operation expenses exceed 0.55% of the Fund's average daily net assets.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").


     The Distributor receives the proceeds of front-end sales charges ("FSCs") imposed on most sales of the Fund's shares. The Distributor has informed the Fund that it has received approximately $71,059, $63,421 and $67,898, respectively, in sales charges on sales of the Fund's shares for the fiscal years ended November 30, 2001, 2002 and 2003.


     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of Morgan Stanley DW's Financial Advisors and other Selected Broker-Dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.20 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors and other authorized financial representatives, may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.


     The Fund accrued a total of $25,695 pursuant to the Plan of Distribution for the fiscal year ended November 30, 2003. Such payment amounted to an annual rate of 0.20 of 1.00% of the average daily net assets of the Fund. It is estimated that the amounts paid by the Fund for distribution were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     With respect to Fund's shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of the shares, currently a gross sales credit of up to 3.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.



F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended November 30, 2000, 2001 and 2002, the Fund paid no such brokerage commissions. During the fiscal year ended November 30, 2003, the Fund paid a total of $878 in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e. certificates of deposit and bankers' acceptances) and commercial paper (not including tax-exempt municipal paper). The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended November 30, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended November 30, 2001, 2002 and 2003, the Fund paid no brokerage commissions to an affiliated broker or dealer.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocations in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended November 30, 2003, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended November 30, 2003, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At November 30, 2003, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.



VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these rules would therefore also affect the character of distributions made by the Fund.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable quarters, at least 50% of the value of its assets in tax-exempt securities. An obligation shall be considered a tax-exempt security only if, in the opinion of Bond Counsel, the interest payable thereon is exempt from federal and Hawaii income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisors as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum rate on long-term capital gains would return to 20% in 2009.


     Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, than any loss on the sale or redemption of such share may, to the extent of such exempt-interest dividends, be disallowed.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulations Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     For the 30-day period ended November 30, 2003, the Fund's yield was 3.34%. During this period, the Investment Manager waived its management fee and assumed certain expenses of the Fund to the extent that the Fund's total operating expenses exceed 0.55% of the Fund's average daily net assets on an annualized basis. Had the Fund borne these expenses and paid the management fee for the period, the yield for the 30-day period would have been 2.75%.


     The Fund's tax-equivalent yield, based upon a combined Federal and state personal income tax bracket of 40.36% for the 30-day period ended November 30, 2003 was 5.60%. Without the waiver of the management fee or the assumption of certain expenses, the Fund's tax-equivalent yield for the period would have been 4.61%.



       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDING NOVEMBER 30, 2003


  Inception
    Date         1 Year      5 Years     Life of Fund
------------   ----------   ---------   -------------
  06/16/95     4.04%        4.42%       5.53%



          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING NOVEMBER 30, 2003

  Inception
    Date         1 Year      5 Years     Life of Fund
------------   ----------   ---------   -------------
  06/16/95     7.25%        5.05%       5.91%


          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING NOVEMBER 30, 2003


  Inception
    Date         1 Year       5 Years      Life of Fund
------------   ----------   -----------   -------------
  06/16/95     7.25%        27.98%        62.50%



         AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM
                  SALES CHARGE) PERIOD ENDING NOVEMBER 30, 2003

                                          INCEPTION
CALCULATION METHODOLOGY                     DATE        1 YEAR      5 YEARS     LIFE OF FUND
--------------------------------------   ----------   ----------   ---------   -------------
 After taxes on distributions .........   06/16/95    4.07%        4.40%       5.52%
    After taxes on distributions and
  redemptions .........................   06/16/95    4.08%        4.39%       5.40%

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended November 30, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                    * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Hawaii Municipal Trust
PORTFOLIO OF INVESTMENTS [ ] NOVEMBER 30, 2003



 PRINCIPAL
 AMOUNT IN                                                                   COUPON    MATURITY
 THOUSANDS                                                                    RATE       DATE         VALUE
-----------                                                               ----------- ---------- --------------
             Hawaii Tax-Exempt Municipal Bonds* (91.2%)
             General Obligation (27.1%)
             Hawaii,
   $  500      Ser 2001 CV (FGIC) ....................................... 5.375%      08/01/18    $   552,390
      500      Ser 2002 CY (FSA) ........................................ 5.75        02/01/15        584,845
      150    Hawaii County, Ser 2001 A (FGIC) ........................... 5.00        07/15/19        158,199
             Honolulu City & County,
      500      Ser 2001 A (FSA) ......................................... 5.125       09/01/21        523,875
      500      ROLS-RR-11R-237-1 (MBIA) ................................. 9.24 ++     03/01/24        551,180
             Maui County,
      200      Ser 2001 A (FGIC) ........................................ 5.00        03/01/21        207,060
      300      Ser 2002 A (MBIA) ........................................ 5.25        03/01/18        324,927
      400      Ser 2002 B (MBIA) ........................................ 5.375       09/01/13        451,560
      300    Puerto Rico, Public Improvement Refg Ser 2001 A (MBIA) ..... 5.50        07/01/21        344,703
   ------                                                                                         -----------
    3,350                                                                                           3,698,739
   ------                                                                                         -----------
             Educational Facilities Revenue (6.5%)
      500    University of Hawaii, Refg Ser 2001 B (FSA) ................ 5.25        10/01/17        548,740
      300    University of Puerto Rico, Ser O (MBIA) .................... 5.75        06/01/19        341,601
   ------                                                                                         -----------
      800                                                                                             890,341
   ------                                                                                         -----------
             Electric Revenue (3.4%)
             Puerto Rico Electric Power Authority,
      300      Power Ser DD (FSA) ....................................... 4.50        07/01/19        305,904
      150      Power Ser X .............................................. 5.50        07/01/25        154,455
   ------                                                                                         -----------
      450                                                                                             460,359
   ------                                                                                         -----------
             Hospital Revenue (6.0%)
             Hawaii Department of Budget & Finance,
      200      Kapiolani Health Care Ser 1996 ........................... 6.25        07/01/21        206,370
      100      Queens Health 1996 Ser A ................................. 5.875       07/01/11        106,412
      500      Wilcox Memorial Hospital Ser 1998 ........................ 5.35        07/01/18        502,040
   ------                                                                                         -----------
      800                                                                                             814,822
   ------                                                                                         -----------
             Industrial Development/Pollution Control Revenue (6.4%)
               Hawaii Department of Budget & Finance,
      500      Hawaiian Electric Co Ser 1999 B (AMT) (Ambac) ............ 5.75        12/01/18        551,530
      200      Hawaiian Electric Co Ser 1996 A (AMT) (MBIA) ............. 6.20        05/01/26        220,012
      100      Hawaiian Electric Co Ser 1995 A (AMT) (MBIA) ............. 6.60        01/01/25        106,077
   ------                                                                                         -----------
      800                                                                                             877,619
   ------                                                                                         -----------


                        See Notes to Financial Statements
                                       37

Morgan Stanley Hawaii Municipal Trust
PORTFOLIO OF INVESTMENTS [ ] NOVEMBER 30, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                                              COUPON      MATURITY
 THOUSANDS                                                                               RATE         DATE        VALUE
-----------                                                                         -------------- ---------- -------------
             Mortgage Revenue - Multi-Family (8.5%)
  $   125    Hawaii Housing Finance & Development Corporation, University
               of Hawaii Faculty Ser 1995 (Ambac) .................................    5.65%       10/01/16    $   135,195
      500    Honolulu City & County, Smith-Beretania FHA Insured Ser 2002 A .......    5.45        01/01/25        501,190
      500    Honolulu, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) ........    6.90        06/20/35        519,990
  -------                                                                                                      -----------
    1,125                                                                                                        1,156,375
  -------                                                                                                      -----------
             Mortgage Revenue - Single Family (2.3%)
      300    Hawaii Housing Finance & Development Corporation, Purchase
  -------      1994 Ser B (MBIA) ..................................................    5.90        07/01/27        313,485
                                                                                                               -----------
             Public Facilities Revenue (1.9%)
      250    Hawaii, Kapolei State Office Building 1998 Ser A COPs (Ambac) ........    5.00        05/01/18        264,470
  -------                                                                                                      -----------
             Transportation Facilities Revenue (17.0%)
      500    Guam International Airport Authority, 2003 Ser A (MBIA) ..............    5.25        10/01/23        531,775
             Hawaii,
      200      Airports Refg Ser 2001 (AMT) (FGIC) ................................    5.25        07/01/21        206,754
      200      Harbor Ser 1997 (AMT) (MBIA) .......................................    5.75        07/01/17        220,204
      500      Highway Ser 2000 (FSA) .............................................    5.375       07/01/18        552,110
      300      Highway Ser 2001 (FSA) .............................................    5.375       07/01/20        327,897
      500    Puerto Rico Highway & Transportation Authority, Ser 1998 A # .........    4.75        07/01/38        481,495
  -------                                                                                                      -----------
    2,200                                                                                                        2,320,235
  -------                                                                                                      -----------
             Water & Sewer Revenue (5.9%)
      300    Honolulu Board of Water Supply, Ser 2001 (FSA) .......................    5.125       07/01/21        314,073
             Honolulu City and County,
      200      Wastewater Jr Ser 1998 (FGIC) ......................................    5.25        07/01/17        218,742
      250      Wastewater Sr Ser 2001 (Ambac) .....................................    5.50        07/01/18        279,432
  -------                                                                                                      -----------
      750                                                                                                          812,247
  -------                                                                                                      -----------
             Other Revenue (2.3%)
      300    Hawaiian Department of Home Lands, Refg Ser 1999 .....................    4.45        07/01/11        311,532
  -------                                                                                                      -----------
             Refunded (3.9%)
      500    Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM) .....    5.375       10/01/24        540,060
  -------                                                                                                      -----------
   11,625    Total Hawaii Tax-Exempt Municipal Bonds (Cost $11,782,587)....................................     12,460,284
  -------                                                                                                      -----------
             Short-Term Hawaii Tax-Exempt Municipal Obligation (3.6%)
      500    Puerto Rico Government Development Bank, Refg Ser 1985 (MBIA)
  -------     (Demand 12/01/03) (Cost $500,000)....................................     1.01**   12/01/15          500,000
                                                                                                               -----------




                        See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
PORTFOLIO OF INVESTMENTS [ ] NOVEMBER 30, 2003 continued



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                            VALUE
------------------------------------------------------------------------------------------------
 $ 12,125     Total Investments (Cost $12,282,587) (a) (b)..........    94.8%     $12,960,284
 ========
              Other Assets in Excess of Liabilities ................     5.2          705,381
                                                                       -----      -----------
              Net Assets ...........................................   100.0%     $13,665,665
                                                                       =====      ===========



------------
   AMT    Alternative Minimum Tax.
   COPs   Certificates of Participation.
   ETM    Escrowed to maturity.
   ROLS   Reset Option Longs.
   *      Puerto Rico issues represent 20% of net assets.
   **     Current coupon of variable rate demand obligation.
   ++ Current coupon rate for inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $551,180 which represents 4.0% of net assets.
   # This security has been physically segregated in connection with open futures contracts.
   (a) Securities have been designated as collateral in an amount equal to $3,421,743 in connection with open futures contracts.
   (b) The aggregate cost for federal income tax purposes is $12,282,004. The aggregate gross and net unrealized appreciation is $678,280.

Bond Insurance:
----------------
   Ambac  Ambac Assurance Corporation.
   FGIC   Financial Guaranty Insurance Company.
   FSA    Financial Security Assurance Inc.
   MBIA   Municipal Bond Investors Assurance Corporation.


Futures Contracts Open at November 30, 2003:





                                         DESCRIPTION,           UNDERLYING
      NUMBER OF                         DELIVERY MONTH,         FACE AMOUNT     UNREALIZED
      CONTRACTS       LONG/SHORT            AND YEAR             AT VALUE      APPRECIATION
     ----------    -------------- -------------------------- ---------------- -------------
       15                Short     U.S. Treasury Note 5 Yr
                                         March 2004          $ (1,665,625)    $   9,759
       20                Short    U.S. Treasury Note 10 Yr
                                         March 2004            (2,217,813)       19,945
                                                                               --------
                                   Total unrealized appreciation ...........  $  29,704
                                                                               ========




                        See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
FINANCIAL STATEMENTS


Statement of Assets and Liabilities                                   Statement of Operations
November 30, 2003                                                     For the year ended November 30, 2003

Assets:
Investments in securities, at value                                   Net Investment Income:
   (cost $12,282,587).........................    $12,960,284         Interest Income ..........................   $603,832
Cash .........................................        488,711                                                      --------
Receivable for:                                                       Expenses
     Interest ................................        224,385         Investment management fee ................     45,817
     Variation margin ........................         22,812         Professional fees ........................     45,153
Receivable from affiliate ....................          6,563         Shareholder reports and notices ..........     33,148
Prepaid expenses .............................          4,863         Distribution fee .........................     25,695
                                                  -----------         Trustees' fees and expenses ..............     10,679
     Total Assets ............................     13,707,618         Transfer agent fees and expenses .........      4,725
                                                  -----------         Custodian fees ...........................      1,487
Liabilities:                                                          Other ....................................      8,591
Payable for:                                                                                                       --------
     Dividends to shareholders ...............          4,564              Total Expenses ......................    175,295
     Distribution fee ........................          2,232         Less: amounts waived/reimbursed ..........   (102,145)
Accrued expenses .............................         35,157         Less: expense offset .....................     (1,387)
                                                  -----------                                                      --------
     Total Liabilities .......................         41,953              Net Expenses ........................     71,763
                                                  -----------                                                      --------
     Net Assets ..............................    $13,665,665              Net Investment Income ...............    532,069
                                                  ===========                                                      --------
Composition of Net Assets:                                            Net Realized and Unrealized Gain (Loss):
Paid-in-capital ..............................    $12,973,243         Net Realized Gain (Loss) on:
Net unrealized appreciation ..................        707,401            Investments ...........................     80,537
Accumulated undistributed net investment                                 Futures contracts .....................    (58,003)
  income .....................................          3,614                                                      --------
Accumulated net realized loss ................        (18,593)             Net Realized Gain ...................     22,534
                                                  -----------                                                      --------
     Net Assets ..............................    $13,665,665         Net Change in Unrealized Appreciation on:
                                                  ===========            Investments ...........................    319,800
Net Asset Value Per Share,                                               Futures contracts .....................     29,704
1,284,551 shares outstanding (unlimited                                                                            --------
 shares authorized of $.01 par value).........    $     10.64              Net Appreciation ....................    349,504
                                                  ===========                                                      --------
Maximum Offering Price Per Share,                                          Net Gain ............................    372,038
(net asset value plus 3.09% of net asset                                                                           --------
 value) ......................................    $     10.97         Net Increase .............................   $904,107
                                                  ===========                                                      ========


                        See Notes to Financial Statements
                                       40

Morgan Stanley Hawaii Municipal Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets




                                                                                        FOR THE YEAR         FOR THE YEAR
                                                                                           ENDED                 ENDED
                                                                                     NOVEMBER 30, 2003     NOVEMBER 30, 2002
                                                                                    -------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .............................................................     $   532,069          $   469,652
Net realized gain .................................................................          22,534               33,352
Net change in unrealized appreciation .............................................         349,504              138,031
                                                                                        -----------          -----------
  Net Increase ....................................................................         904,107              641,035
Dividends to shareholders from net investment income ..............................        (529,984)            (468,484)
Net increase from transactions in shares of beneficial interest ...................         781,828            1,851,886
                                                                                        -----------          -----------
  Net Increase ....................................................................       1,155,951            2,024,437
Net Assets:
Beginning of period ...............................................................      12,509,714           10,485,277
                                                                                        -----------          -----------
End of Period
(Including accumulated undistributed net investment income of $3,614 and $1,530,
respectively) .....................................................................     $13,665,665          $12,509,714
                                                                                        ===========          ===========



                        See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
NOTES TO FINANCIAL STATEMENTS [ ] NOVEMBER 30, 2003


1. Organization and Accounting Policies
Morgan Stanley Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.


The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Hawaii Municipal Trust
NOTES TO FINANCIAL STATEMENTS [ ] NOVEMBER 30, 2003 continued


D. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

For the year ended November 30, 2003 and through December 31, 2004, the Investment Manager has agreed to assume all operating expenses to the extent that such expenses on an annualized basis exceed 0.55% of the daily net assets of the Fund. At November 30, 2003, included in the Statement of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.

3. Plan of Distribution
Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 2003, the distribution fee was accrued at the annual rate of 0.20%.

The Distributor has informed the Fund that for the year ended November 30, 2003, it received approximately $67,898 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of the sales of the Fund's shares and are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 2003 aggregated $3,133,510 and $1,806,427, respectively. Included in the aforementioned transactions are purchases of $527,120 with other Morgan Stanley funds.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 2003, the Fund had transfer agent fees and expenses payable of approximately $100.

Morgan Stanley Hawaii Municipal Trust
NOTES TO FINANCIAL STATEMENTS [ ] NOVEMBER 30, 2003 continued


5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


The tax character of distributions paid was as follows:




                                FOR THE YEAR       FOR THE YEAR
                                   ENDED               ENDED
                             NOVEMBER 30, 2003   NOVEMBER 30, 2002
                            ------------------- ------------------
Tax-exempt income .........       $529,368           $466,997



As of November 30, 2003, the tax-basis components of accumulated earnings were as follows:





Undistributed tax-exempt income .........    $  7,595
Undistributed long-term gains ...........      11,111
                                             --------
Net accumulated earnings ................      18,706
Temporary differences ...................      (4,564)
Net unrealized appreciation .............     678,280
                                             --------
Total accumulated earnings ..............    $692,422
                                             ========



During the year ended November 30, 2003, the Fund utilized its net capital loss carryforward of approximately $41,000.

As of November 30, 2003, the Fund had temporary book/tax differences attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

6. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

Morgan Stanley Hawaii Municipal Trust
NOTES TO FINANCIAL STATEMENTS [ ]  NOVEMBER 30, 2003 continued


These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:



                                               FOR THE YEAR                      FOR THE YEAR
                                                   ENDED                             ENDED
                                             NOVEMBER 30, 2003                 NOVEMBER 30, 2002
                                      -------------------------------   -------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
                                      -------------   ---------------   -------------   ---------------
Sold ..............................       238,784      $  2,514,558         412,371      $  4,272,006
Reinvestment of dividends .........        21,164           222,845          18,464           189,521
                                          -------      ------------         -------      ------------
                                          259,948         2,737,403         430,835         4,461,527
Redeemed ..........................      (186,054)       (1,955,575)       (251,032)       (2,609,641)
                                         --------      ------------        --------      ------------
Net increase ......................        73,894      $    781,828         179,803      $  1,851,886
                                         ========      ============        ========      ============



8. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


9. Legal Matters
The Investment Manager, certain affiliates of the Investment Manager and certain investment companies advised by the Investment Manager or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Investment Manager or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

Morgan Stanley Hawaii Municipal Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                              FOR THE YEAR ENDED NOVEMBER 30,
                                                           ---------------------------------------------------------------------
                                                               2003           2002          2001           2000          1999
                                                           ------------   -----------   ------------   -----------   -----------
Selected Per Share Data:
Net asset value, beginning of period ...................     $ 10.33        $  10.17       $  9.78        $  9.47       $10.41
                                                             -------        --------       -------        -------       ------
Income (loss) from investments operations:
 Net investment income .................................        0.43            0.43          0.44           0.45         0.46
 Net realized and unrealized gain (loss) ...............        0.31            0.16          0.39           0.31        (0.88)
                                                             -------        --------       -------        -------       -------
Total income (loss) from investment operations .........        0.74            0.59          0.83           0.76        (0.42)
                                                             -------        --------       -------        -------       -------
Less dividends and distributions from:
 Net investment income .................................       (0.43)          (0.43)        (0.44)         (0.45)       (0.46)
 Net realized gain .....................................           -               -             -              -        (0.06)
                                                             -------        --------       -------        -------       -------

Total dividends and distributions ......................       (0.43)          (0.43)        (0.44)         (0.45)       (0.52)
                                                             --------       --------       -------        -------       -------
Net asset value, end of period .........................     $ 10.64        $  10.33       $ 10.17        $  9.78       $ 9.47
                                                             ========       ========       =======        =======       =======
Total Return+ ..........................................        7.25%           5.92%         8.62%          8.26 %      (4.20)%
Ratios to Average Net Assets(1):
Expenses ...............................................        0.56%           0.56%         0.56%          0.56 %       0.52%
Net investment income ..................................        4.06%           4.20%         4.33%          4.70 %       4.54%
Supplemental Data:
Net assets, end of period, in thousands ................     $13,666         $12,510       $10,485       $  7,198       $7,257
Portfolio turnover rate ................................          15%             13%           12%            19 %         18%



------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) If the Investment Manager had not assumed expenses and waived its investment management fee, the expense and net investment income ratios would have been as follows, which do not reflect the effect of expense offsets as follows:



                         EXPENSE     NET INVESTMENT      EXPENSE
PERIOD ENDED              RATIO       INCOME RATIO       OFFSET
---------------------   ---------   ----------------   ----------
  November 30, 2003        1.34%          3.28%           0.01%
  November 30, 2002        1.60           3.16            0.01
  November 30, 2001        1.85           3.04            0.01
  November 30, 2000        2.37           2.89            0.01
  November 30, 1999        2.45           2.61            0.01




                        See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Hawaii Municipal Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Hawaii Municipal Trust (the "Fund"), including the portfolio of investments, as of November 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Hawaii Municipal Trust as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 16, 2004


                       2003 Federal Tax Notice (unaudited)

      For the year ended November 30, 2003, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

XIII. APPENDIX A


MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------
I. POLICY STATEMENT


     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 662 M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation

       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o Establishment of Employee Stock Option Plans and other employee ownership plans.

       Anti-Takeover Matters

       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.


   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Creation of "blank check" preferred stock.

       o  Changes in capitalization by 100% or more.

       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       Corporate Transactions

       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)        Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions

       o  Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.


IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

APPENDIX
--------------------------------------------------------------------------------
RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid- range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                        VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                            COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                             MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS


     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:


     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

     SP-2 denotes a satisfactory capacity to pay principal and interest.

     SP-3 denotes a speculative capacity to pay principal and interest.


                            COMMERCIAL PAPER RATINGS


     Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payments is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                     MORGAN STANLEY HAWAII MUNICIPAL TRUST
                            PART C OTHER INFORMATION


Item 23.    Exhibits
--------    --------
 a(1).      Declaration of Trust of the Registrant, dated March 9, 1995, is incorporated by reference to Exhibit 1 to the Initial Registration
            Statement on Form N-1A, filed on March 22, 1995.

 a(2). Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

 a(3). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on January 30, 2002.

 b. Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

 c.         Not applicable.

 d. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

 e(1). Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated May 31, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on January 30, 1998.

 e(2). Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 12, 1995.

 e(3). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

 f.         Not applicable.

 g(1). Custody Agreement between The Bank of New York and the Registrant, dated May 25, 1995, is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 12, 1995.

 g(2). Amendment, dated April 17, 1996, to the Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 31, 1997.

 g(3). Amendment dated, June 15, 2001, to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on January 30, 2002.

 g(4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
            Exhibit 7(d) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on January 30, 2002.

 h(1). Amended and Restated Transfer Agency Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on 26, 2001.

 h(2). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

 i. Opinion of Sheldon Curtis, Esq., dated May 12, 1995, is incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 12, 1995.

 j.         Consent of Independent Auditors, filed herein.

 k.         Not applicable.

 l.         Not applicable.

 m. Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated May 25, 1995, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on January 30, 1998.

 n.         Not applicable.

 o.         Not applicable.

 p(1). Code of Ethics of Morgan Stanley Investment Management is incorporated by reference to Exhibit p(1) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on January 30, 2003.


 p(2). Code of Ethics of the Morgan Stanley Fund is incorporated by reference to Exhibit p(2) of Post-Effective No. 9 to the Registration Statement on Form N-1A, filed on January 30, 2003.

Other. Powers of Attorney of Trustees, dated October 22, 2003, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None


ITEM 25.     INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ---------------------------------------------------------------
Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman and Director of Morgan Stanley
and Director                                      Distributors; Chairman and Director of Morgan Stanley Trust;
                                                  President, Chief Executive Officer and Director of Morgan
                                                  Stanley Services; President of the Morgan Stanley Retail Funds
                                                  and the Institutional Funds; Director of Morgan Stanley
                                                  Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Managing Director, Secretary, and Director of
                                                  Morgan Stanley Distributors; Vice President and General Counsel
                                                  of the Morgan Stanley Funds.

A. Thomas Smith III                               Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                             Funds.
General Counsel

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                             Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Thomas L. Bennett                                 Managing Director and Director of Morgan Stanley Investment
Managing Director                                 Management Inc.; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                                 Managing Director, Chief Administrative Officer and Director of
Managing Director,                                Morgan Stanley Services; Chief Executive Officer and Director
Chief Administrative Officer and                  of Morgan Stanley Trust; Managing Director of the Distributor;
Director                                          Executive Vice President and Principal Executive Officer of the
                                                  Morgan Stanley Funds.

Dominic P. Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 and Morgan Stanley Investment Management Limited.; Vice President
                                                  and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                                 President and Chief Executive Officer of Morgan Stanley
Executive Director                                Distributors.

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Aggressive Equity Fund
(8)  Morgan Stanley Allocator Fund
(9)  Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley European Growth Fund Inc.
(20) Morgan Stanley Federal Securities Trust
(21) Morgan Stanley Financial Services Trust
(22) Morgan Stanley Flexible Income Trust
(23) Morgan Stanley Fund of Funds
(24) Morgan Stanley Fundamental Value Fund
(25) Morgan Stanley Global Advantage Fund
(26) Morgan Stanley Global Dividend Growth Securities
(27) Morgan Stanley Global Utilities Fund
(28) Morgan Stanley Growth Fund
(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust
(31) Morgan Stanley High Yield Securities Inc.
(32) Morgan Stanley Income Builder Fund
(33) Morgan Stanley Information Fund
(34) Morgan Stanley International Fund
(35) Morgan Stanley International SmallCap Fund
(36) Morgan Stanley International Value Equity Fund
(37) Morgan Stanley Japan Fund
(38) Morgan Stanley KLD Social Index Fund
(39) Morgan Stanley Latin American Growth Fund
(40) Morgan Stanley Limited Duration Fund
(41) Morgan Stanley Limited Duration U.S. Treasury Trust
(42) Morgan Stanley Limited Term Municipal Trust
(43) Morgan Stanley Liquid Asset Fund Inc.
(44) Morgan Stanley Market Leader Trust
(45) Morgan Stanley Mid-Cap Value Fund
(46) Morgan Stanley Multi-State Municipal Series Trust
(47) Morgan Stanley Nasdaq-100 Index Fund
(48) Morgan Stanley Natural Resource Development Securities Inc.
(49) Morgan Stanley New York Municipal Money Market Trust
(50) Morgan Stanley New York Tax-Free Income Fund
(51) Morgan Stanley Pacific Growth Fund Inc.
(52) Morgan Stanley Prime Income Trust
(53) Morgan Stanley Quality Income Trust
(54) Morgan Stanley Real Estate Fund
(55) Morgan Stanley S&P 500 Index Fund
(56) Morgan Stanley Select Dimensions Investment Series
(57) Morgan Stanley Small-Mid Special Value Fund
(58) Morgan Stanley Special Growth Fund
(59) Morgan Stanley Special Value Fund
(60) Morgan Stanley Strategist Fund
(61) Morgan Stanley Tax-Exempt Securities Trust
(62) Morgan Stanley Tax-Free Daily Income Trust

(63) Morgan Stanley Total Market Index Fund
(64) Morgan Stanley Total Return Trust
(65) Morgan Stanley U.S. Government Money Market Trust
(66) Morgan Stanley U.S. Government Securities Trust
(67) Morgan Stanley Utilities Fund
(68) Morgan Stanley Value-Added Market Series
(69) Morgan Stanley Value Fund
(70) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
John Schaeffer                               Director

Fred Gonfiantini           Executive Director and Financial Operations
                           Principal

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of February, 2004.

                                       MORGAN STANLEY HAWAII MUNICIPAL TRUST


                                       By  /s/ BARRY FINK
                                           --------------------------
                                           Barry Fink
                                           Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                                  Title                              Date
         ----------                                  -----                              ----
(1) Principal Executive Officer             Executive Vice President and
                                            Principal Executive Officer
By       /s/ Ronald E. Robison                                                         02/27/04
     ------------------------------
         Ronald E. Robison


(2) Principal Financial Officer             Chief Financial Officer

By       /s/ Francis J. Smith                                                          02/27/04
     ------------------------------
         Francis J. Smith


(3) Majority of the Trustees

         Charles A. Fiumefreddo (Chairman)
         Philip J. Purcell
         James F. Higgins

By       /s/ BARRY FINK                                                                02/27/04
    --------------------------------
         Barry Fink
         Attorney-in-Fact

         Michael Bozic     Manuel H. Johnson
         Edwin J. Garn     Joseph J. Kearns
         Wayne E. Hedien   Michael E. Nugent
                           Fergus Reid

By       /s/ STUART M. STRAUSS                                                         02/27/04
     -------------------------------
         Stuart M. Strauss
         Attorney-in-Fact

                      MORGAN STANLEY HAWAII MUNICIPAL TRUST

                                  EXHIBIT INDEX

    b.     Amended and Restated By-Laws of the Registrant, dated April 24, 2003,

    j.     Consent of Independent Auditors

Other      Powers of Attorney of Trustees, dated October 22, 2003.